SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
                              (Amendment No. ____)

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [ X ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or
    Section 240.14a-12

                           Great Pee Dee Bancorp, Inc.
                    ----------------------------------------
                (Name of Registrant as Specified in its Charter)

                              John J. Gorman, Esq.
                      Luse Lehman Gorman Pomerenk & Schick
                     5335 Wisconsin Avenue, N.W., Suite 400
                             Washington, D.C. 20015
                    ----------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):
[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules
    14a-6(i)(4) and 0-11

    1)   Title of each class of securities to which transaction
          applies:
         ______________________________
    2)   Aggregate number of securities to which transaction
          applies:
         ______________________________
    3)   Per unit price or other underlying value of
          transaction computed pursuant
          to Exchange Act Rule 0-11 (set forth
          the amount on which the filing fee is
          calculated and state how it was determined):
         ______________________________
    4)   Proposed maximum aggregate value of transaction:
         ______________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)  Amount Previously Paid:
    ____________________
2)  Form, Schedule or Registration Number:
    _____________________
3)  Filing Party:
    ____________________
4)  Date Filed:

                           Great Pee Dee Bancorp, Inc.
                                515 Market Street
                          Cheraw, South Carolina 29520
                                 (843) 537-7656



                               September 17, 1999




Dear Stockholder:

You are cordially invited to attend the 1999 Annual Meeting of Stockholders of Great Pee Dee Bancorp, Inc. (the "Company"), which will be held at the Matheson Memorial Library, 227 Huger Street, Cheraw, South Carolina at 2:00 p.m. (South Carolina time) on Tuesday, October 19, 1999.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the meeting we will also report on the operations of the Company and First Federal Savings and Loan Association of Cheraw (the "Association"), the wholly-owned subsidiary of the Company. Directors and officers of the Company and Association will be present to respond to any questions that stockholders may have. Also enclosed for your review is our Annual Report to Stockholders, which contains detailed information concerning the activities and operating performance of the Company.

The business to be conducted at the Annual Meeting consists of the election of three directors and the ratification of the appointment of independent auditors for the fiscal year ending June 30, 2000. The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interest of the Company and its stockholders, and the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.

                                    Sincerely,

                                    /s/ Herbert W. Watts

                                    Herbert W. Watts
                                    President and Chief Executive Officer

                           Great Pee Dee Bancorp, Inc.
                                515 Market Street
                          Cheraw, South Carolina 29520
                                 (843) 537-7656

                                    NOTICE OF
                       1999 ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held On October 19, 1999

         Notice is hereby given that the Annual Meeting of Stockholders of Great Pee Dee Bancorp, Inc. (the "Company") will be held at the Matheson Memorial Library, 227 Huger Street, Cheraw, South Carolina, on Tuesday, October 19, 1999 at 2:00 p.m., South Carolina time.

         A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed. The Annual Meeting is for the purpose of considering and acting upon:

         1.       The election of three directors;

         2. The ratification of Dixon, Odom PLLC as independent auditors for the fiscal year ending June 30, 2000; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

         Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on September 10, 1999, are the stockholders entitled to vote at the Annual Meeting, and any adjournments thereof. A list of stockholders entitled to vote at the Annual Meeting will be available at First Federal Savings and Loan Association of Cheraw, 515 Market Street, Cheraw, South Carolina for a period of ten days prior to the Annual Meeting and will also be available for inspection at the meeting itself.

                                         By Order of the Board of Directors

                                         /s/ Johnnie L. Craft

                                         Johnnie L. Craft
                                         Secretary
Cheraw, South Carolina
September 17, 1999


--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE ANNUAL MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                           Great Pee Dee Bancorp, Inc.
                                515 Market Street
                          Cheraw, South Carolina 29520
                                 (843) 537-7656
                      -------------------------------------

                                 PROXY STATEMENT
                      -------------------------------------


                         ANNUAL MEETING OF STOCKHOLDERS
                                October 19, 1999
                      -------------------------------------

                       SOLICITATION AND VOTING OF PROXIES

         This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Great Pee Dee Bancorp, Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company (the "Annual Meeting"), which will be held at the Matheson Memorial Library, 227 Huger Street, Cheraw, South Carolina, on Tuesday, October 19, 1999, at 2:00 p.m., South Carolina time, and at all adjournments of the Annual Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about September 17, 1999.

         Regardless of the number of shares of Common Stock owned, it is important that stockholders be represented by proxy or be present in person at the Annual Meeting. Stockholders are requested to vote by completing the enclosed Proxy Card and returning it, signed and dated, in the enclosed postage-paid envelope. Stockholders are urged to indicate the way they wish to vote in the spaces provided on the proxy card. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted FOR the election of the nominees for director named in this Proxy Statement, and FOR the ratification of Dixon, Odom PLLC as independent auditors for the fiscal year ending June 30, 2000.

         The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxyholders discretionary authority to vote the shares in accordance with their best judgement on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof.

     Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon. WHERE

NO INSTRUCTIONS ARE INDICATED, PROXIES WILL BE VOTED "FOR" THE PROPOSALS SET FORTH IN THIS PROXY STATEMENT FOR CONSIDERATION AT THE ANNUAL MEETING.

         Proxies may be revoked at any time prior to exercise by sending written notice of revocation to the Secretary of the Company, Johnnie L. Craft, at the address of the Company shown above, or by delivering to the Company a duly executed proxy bearing a later date. The presence at the Annual Meeting of any stockholder who had given a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Annual Meeting or delivers a written revocation to the Secretary of the Company prior to the voting of such proxy.

         The cost of solicitation of proxies in the form enclosed herewith will be borne by the Company. Proxies may also be solicited personally or by mail and telephone by the Company's Directors, officers and regular employees, without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

                                VOTING SECURITIES

         Holders of record of the Company's common stock, par value $.01 per share (the "Common Stock") as of the close of business on September 10, 1999 (the "Record Date") are entitled to one vote for each share then held, except as described below. As of the Record Date, the Company had 1,984,777 shares of Common Stock issued and outstanding (excluding treasury shares). The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding and entitled to vote is necessary to constitute a quorum at this Annual Meeting. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented, at the time of this Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

         In accordance with the provisions of the Company's Certificate of Incorporation, record holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote with respect to the shares held in excess of the Limit. The Company's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to the Company to enable the Board to implement and apply the Limit.

                 VOTING PROCEDURES AND METHOD OF COUNTING VOTES

         As to the election of Directors, the proxy card being provided by the Board of Directors enables a stockholder to vote FOR the election of the three nominees proposed by the Board, or to WITHHOLD AUTHORITY to vote for the nominees being proposed. Under Delaware law and the Company's Certificate of Incorporation and Bylaws, Directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which authority to vote for the nominees being proposed is withheld.

         As to the ratification of the appointment of independent auditors, the proxy card being provided by the Board of Directors enables a stockholder to check the appropriate box on the proxy card to (i) vote "FOR", (ii) vote
"AGAINST", or (iii) vote to "ABSTAIN" from voting on, such matter. An affirmative vote of the holders of a majority of the Common Stock present at the Annual Meeting, in person or by proxy, and entitled to vote is required to constitute ratification by the stockholders. Shares as to which the "ABSTAIN" box has been selected on the proxy card will be counted as shares present and entitled to vote and will have the effect of a vote against the matter for which the "ABSTAIN" box has been selected. In contrast, broker non-votes will not be counted as shares present and entitled to vote and will have no effect on the vote on the matter presented.

         Proxies solicited hereby will be returned to the Company, and will be tabulated by an inspector of election designated by the Board.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         Persons and groups who beneficially own in excess of 5% of the Common Stock are required to file certain reports with the Company and with the Securities and Exchange Commission (the "SEC") regarding such ownership pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"). The following table sets forth information regarding each person known to be beneficial owner of more than 5% of the Company's outstanding shares of Common Stock on the Record Date.

                                                       Amount of Shares
                                                       Owned and Nature                   Percent of Shares
         Name and Address of                             of Beneficial                     of Common Stock
          Beneficial Owner                                Ownership                          Outstanding
         -------------------                           ----------------                    -----------------
The Great Pee Dee Bancorp, Inc.                            174,464(1)                            8.6%
  Employee Stock Ownership Plan and Trust
515 Market Street
Cheraw, South Carolina 29520

First Citizens Bancorporation of South Carolina, Inc.      109,000(2)                            5.4%
1230 Main Street
Columbia, South Carolina 29201

--------------------------------
(1) Under The Great Pee Dee Bancorp, Inc. Employee Stock Ownership Plan and Trust (the "ESOP"), shares allocated to participants' accounts are voted in accordance with the participants' directions. Unallocated shares held by the ESOP are voted by the Trustees in the manner calculated to most accurately reflect the instructions they have received from the participants regarding the allocated shares. As of the Record Date, 12,390 shares of Common Stock have been allocated to the accounts of employees under the ESOP. The Trustees of the ESOP are the Outside Directors of the Company.
(2) Based on a Schedule 13D filed November 12, 1998.

                        PROPOSAL 1--ELECTION OF DIRECTORS

         Directors of the Company are generally elected to serve for a three-year period or until their respective successors shall have been elected and shall qualify. Each of the Directors of the Company also serves on the board of directors of First Federal Savings and Loan Association of Cheraw (the "Association"). Three directors will be elected at the Annual Meeting to serve for a three-year period and until a successor has been elected and qualified. The Board of Directors has nominated James C. Crawford, III, Herbert W. Watts and Cornelius B. Young to serve as directors. All of the nominees currently serve as members of the Board of Directors.

         The table below sets forth certain information regarding the composition of the Company's Board of Directors, including the terms of office of Board members. It is intended that the proxies solicited on behalf of the Board of Directors will be voted at the Annual Meeting for the election of the nominees identified below (unless otherwise directed on the proxy card). If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominees might be unable to serve, if elected.

                                                                          Term to          Shares of
                                                                     Expire following    Common Stock
                                      Positions                         Fiscal Year      Beneficially
                                     Held in the          Director        Ending           Owned on        Percent
       Name           Age(1)           Company            Since(2)       June 30        Record Date(3)    Of Class
       -----          ---              -------            -----          -------        ---------------   --------

                                                     NOMINEES
Herbert W. Watts        55        President, Chief         1977            2002           62,712(4)         2.3%
                                  Executive Officer
                                    and Director
James C. Crawford, III  42            Director             1992            2002        57,085(5)(6)         2.8
Cornelius B. Young      66            Director             1985            2002        44,885(5)(6)         2.2

                                          DIRECTORS CONTINUING IN OFFICE

Robert M. Bennett       67            Director             1973            2000           34,885(5)         1.7
William R. Butler       50            Director             1992            2000           34,885(5)         1.7
Henry P. Duvall, IV     68            Director             1964            2001           23,042(5)         1.1
John S. Long            45  Director, Vice President and   1998            2001           25,522(7)         1.3
                               Chief Operating Officer

                                     EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Johnnie L. Craft        56     Secretary and Treasurer     n/a              n/a           20,971(8)         1.1

All Directors and Executive Officers                                                     265,587(9)         13.4%
 as a Group (8 persons)

------------------------------------
*      Less than 1%.
(1)  As of June 30, 1999.
(2) Reflects initial appointment to the Board of Directors of the Association, the Company's subsidiary.
(3) Includes shares owned directly and indirectly as well as shares owned by the individual's spouse and minor children.
(4) Includes 16,515 shares granted under the RRP Plan subject to future vesting but as to which voting may currently be directed.
(5) Includes 4,600 shares held by a deferred compensation plan as to which all outside directors serve as trustee.
(6) Includes 20,000 shares owned by the First Federal Savings and Loan Association of Cheraw Foundation, as to which Messrs. Crawford and Young
     serve as directors.                 (Footnotes continued on following page)

(7) Includes 10,902 shares granted under the RRP Plan subject to future vesting but as to which voting may currently be directed.
(8) Includes 6,606 shares granted under the RRP Plan subject to future vesting but as to which voting may currently be directed.
(9) Excludes 174,464 shares of Common Stock, or 8.6% of the shares of Common Stock outstanding, owned by the Company's ESOP for the benefit of the employees of the Association. The ESOP Administrative Committee administers the ESOP. Under the terms of the ESOP, shares of Common Stock allocated to the account of employees are voted in accordance with the instructions of the respective employees. Unallocated shares are voted by the ESOP Trustees in the manner calculated to most accurately reflect the instructions they have received from the participants regarding the allocated shares, unless their fiduciary duties require otherwise. As of the Record Date, 12,390 shares of Common Stock have been allocated under the ESOP, including 6,404 shares allocated to the executive officers and included in the above table. The Trustees of the ESOP are Directors of the Company.

Directors

     The principal occupation during the past five years of each director and executive officer of the Company is set forth below. All directors have held their present positions for five years unless otherwise stated.

     HERBERT W. WATTS is the President and Chief Executive Officer of the Association. Mr. Watts has been employed by the Association in various capacities since 1973.

     ROBERT M. BENNETT is President of Bennett Motor Company, a General Motors dealership located in Cheraw, South Carolina.

     WILLIAM R. BUTLER is the owner of P&H Pharmacy which is a retail pharmacy located in Cheraw, South Carolina. Mr. Butler is a licensed pharmacist.

     JAMES C. CRAWFORD III is the Chief Operating Officer of B.C. Moore & Sons, Inc., a department store chain.

     HENRY P. DUVALL IV is retired. Prior to his retirement, Mr. Duvall was the President and Chief Executive Officer of Cheraw Hardware and Supply Company.

     CORNELIUS B. YOUNg is retired. Prior to his retirement, Mr. Young was a Senior Manager of Delta Mills, a division of Delta-Woodside, Inc., a textile manufacturing company.

     JOHN S. LONG became Vice President of the Association in November 1997. Prior to joining Association, Mr. Long was Senior Vice President of The County Bank.

Executive Officers Who Are Not Directors

     JOHNNIE L. CRAFT has been the Secretary and Treasurer of the Association since 1988.

Committees and Meetings of the Board of Directors

         The business of the Company and the Association is conducted through regular and special meetings of the Board of Directors and its committees. The Board of Directors of the Company met five times during fiscal 1999. During the fiscal year ended June 30, 1999, the Board of Directors of the Association held 24 meetings. No director attended fewer than 75% of the total meetings held by the Board of Directors and the committees on which such director served, with respect to each of the Company and the Association. The following is a discussion of certain committees of the Association. The Association's Audit Committee functions as the audit committee of the Company, and the Association's Personnel Committee functions as the personnel committee of the Company.

         The Audit Committee consists of Directors Butler, Crawford and Young. The Audit Committee meets as needed to review the audit reports prepared by the Company's independent auditor, and meets periodically with the Company's management in order to set asset classifications. In addition, the committee annually reviews the Company's audit policies and recommends any necessary changes to the Board of Directors. During fiscal 1999, the Audit Committee held one meeting.

         The Budget and Finance Investments Committee meets periodically to review the Company's investment policies, and it is authorized to make security investments on behalf of the Company. The Budget and Finance Investments Committee is composed of Directors Bennett, Crawford, Watts, Young and Long, and in the absence of a member, any one of the other members of the Board of Directors may be substituted for the absent member of the committee. During fiscal 1999, this committee met five times.

         The Personnel Committee consists of all outside Directors. The Personnel Committee reviews compensation, officer promotions, benefits and other matters of personnel policy and practice. During fiscal 1999, this committee met two times.

         While the Board will consider nominees recommended by the stockholders, it has not actively solicited recommendations from stockholders. Nominations by stockholders must comply with certain procedural and informational requirements set forth in the Company's Bylaws. See "Advance Notice of Business to be Conducted at an Annual Meeting." The Board of Directors met once in its capacity as the nominating committee during fiscal 1999.

Director Compensation

         The Association pays a $700 monthly retainer to each of its directors, except for the Chairman, who is paid a $2,200 monthly retainer. Each director is also paid $150 for each meeting attended. The Company does not pay fees to its directors.

Executive Compensation

         The following table sets forth information as to annual, long term and other compensation for services in all capacities to the President and Chief Executive Officer for the fiscal years ended June 30, 1999, 1998 and 1997. No executive officers earned over $100,000 in salary and bonuses during fiscal 1999. Set forth below is information regarding the compensation of Herbert W. Watts, President and Chief Executive Officer of the Company and the Association.


                                                 Summary Compensation Table
                                                                                          Long-Term
                                                                                        Compensation
                             Annual Compensation(1)                                        Awards
----------------------------------------------------------------------------------------------------------------------------
                                                                      Other        Restricted
                                                                      Annual          Stock      Options/      All Other
    Name and Principal       Fiscal                                Compensation       Award        SARs      Compensation
         Position           Year(1)     Salary($)     Bonus($)        ($)(2)           ($)          (#)         ($)(4)
----------------------------------------------------------------------------------------------------------------------------
Herbert W. Watts,             1999       $78,000       $5,000        $12,150       $66,072(3)       --          $16,449
President and Chief           1998        73,000        6,500         16,200           --           --           10,166
Executive Officer             1997        70,275        8,981          8,000           --           --               --
====================================== ============ ============ ================ ============= ============================

---------------
(1)  For the fiscal year ended June 30.
(2)  Includes directors fees and deferred compensation.
(3) Represents the market value of 5,506 shares awarded and vested in fiscal 1999 pursuant to the Company's 1998 Recognition and Retention Plan (the "RRP Plan"). A total of 22,021 shares were granted, which shares vest in four equal annual installments commencing on January 7, 1999. At June 30, 1999, 16,515 shares remained subject to future vesting, which shares had a market value of $213,663, based on the closing stock price on that date.
(4) Represents the market value of shares allocated to the executive's ESOP account at June 30, 1999.

         Employment Agreements. The Association has entered into employment agreements with Mr. Watts and Mr. Long that provide for a term of thirty-six months. On each anniversary date, the agreements may be extended for an additional twelve months, so that the remaining term shall be thirty-six months. If the agreements are not renewed, the agreements will expire thirty-six months following the anniversary date. The current Base Salary for Mr. Watts is $80,730 and for Mr. Long is $74,625. The Base Salary may be increased but not decreased. In addition to the Base Salary, the agreement provides for, among other things, participation in stock benefit plans and other employee and fringe benefits applicable to executive personnel. The agreements provide for termination by the Association for cause at any time. In the event the Association terminates the executive's employment for reasons other than for cause, or in the event of the executive's resignation from the Association upon (i) failure to re-elect the executive to his current offices, (ii) a material change in the executive's functions, duties or responsibilities, or relocation of his principal place of employment by more than thirty (30) miles, (iii) liquidation or dissolution of the Association, or (iv) a breach of the agreement by the Association, the executive, or in the event of death, his beneficiary would be entitled to severance pay in an amount equal to three times the annual rate of Base Salary (which includes any salary deferred at the election of Mr.

Watts) at the time of termination, plus the highest annual cash bonus paid to him during the prior three years. The Association would also continue the executive's life, health, dental and disability coverage for the remaining unexpired term of the agreement.

         The executives employment may be terminated upon his attainment of normal retirement age (i.e., age 65) or in accordance with any retirement policy established by the Association (with executive's consent). Upon retirement, the executive will be entitled to all benefits available to him under any retirement or other benefit plan maintained by the Association. In the event of the executive's disability for a period of six months, the Association may terminate the agreement provided that the Association will be obligated to pay the executive his Base Salary for the remaining term of the agreement or one year, whichever is longer, reduced by any benefits paid to the executive pursuant to any disability insurance policy or similar arrangement maintained by the Association. In the event of the executive's death, the Association will pay his Base Salary to his named beneficiaries for one year following his death, and will also continue medical, dental, and other benefits to his family for one year.

         The employment agreements provide that, following termination of employment, the executive will not compete with the Association for a period of one year, provided, however, that in the event of a termination in connection with a change in control, the non-compete provisions will not apply.

         Incentive Stock Option Plans. The Board of Directors of the Company has established a stock option plan which provides discretionary awards to its officers and key employees. The grant of awards to employees under the options plan was determined by the Board of Directors.

         Set forth in the table that follows is information relating to options granted under the stock option plan to the Named Executive Officer during 1999.


                                              OPTION GRANTS IN LAST FISCAL YEAR
==========================================================================================================================
                                                      Individual Grants
--------------------------------------------------------------------------------------------------------------------------
                                                 Percent of Total
                                                  Options Granted                                    Grant Date Present
                                                  to Employees in     Exercise or    Expiration          Value (1)
           Name               Options Granted         FY 1999         Base Price        Date
--------------------------------------------------------------------------------------------------------------------------
Herbert W. Watts                  55,053                44%             $12.00        1/7/2009            $146,992
===========================  =================  ===================  ============= ============== ========================
-----------------------------------

(1) The grant date present value was derived using the Black-Scholes option pricing model with the following assumptions: volatility of 20%; risk free rate of return of 5.25%; dividend yield of 3.00%; and a seven year option life.

         Set forth below is certain information concerning options outstanding to the Named Executive Officer at June 30, 1999, and the options exercised by the Named Executive Officer during 1999.


                                   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                                              FISCAL YEAR-END OPTION VALUES
=========================================================================================================================

                                                                     Number of Unexercised      Value of Unexercised In-
                                                                           Options at             The-Money Options at
                              Shares Acquired         Value                 Year-End                  Year-End (1)
           Name                Upon Exercise        Realized       -----------------------------------------------------
                                                                   Exercisable/Unexercisable   Exercisable/Unexercisable
                                                                              (#)                         ($)
-------------------------------------------------------------------------------------------------------------------------
Herbert W. Watts...........          0                 $--                  0/55,053                  $0/ $51,612
===========================  =================  =================  ==========================  ==========================
------------------------------------

(1) Equals the difference between the aggregate exercise price of such options and the aggregate fair market value of the shares of Common Stock that would be received upon exercise, assuming such exercise occurred on June 30, 1999, at which date the last trade price of the Common Stock as quoted on the Nasdaq National Market was $12.9375.

Transactions With Certain Related Persons

         The Association has followed a policy of offering to the directors and officers real estate mortgage loans secured by their principal residence as well as other loans. All of the loans to the directors and officers are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public, and do not involve more than minimal risk of collectibility. Loans to directors, executive officers and their associates totaled $372,105 at June 30, 1999.

           PROPOSAL 2 - RATIFICATION OF THE APPOINTMENT OF INDEPENDENT
                                    AUDITORS

         The Company's independent auditors for the fiscal year ended June 30, 1999 were Dixon, Odom PLLC. The Company's Board of Directors has reappointed Dixon, Odom PLLC to continue as independent auditors of the Company for the fiscal year ending June 30, 2000, subject to ratification of such appointment by the stockholders. It is expected that a representative of Dixon, Odom PLLC will attend the Annual Meeting and will be given the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders present at the Annual Meeting.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF DIXON, ODOM PLLC AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING JUNE 30, 2000.

                   ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED
                              AT AN ANNUAL MEETING

         The Bylaws of the Company provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board, the stockholder must give written notice to the Secretary of the Company not less than ninety (90) days before the date fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. The notice must include the stockholder's name, record address, and number of shares owned by the stockholder, describe briefly the proposed business, the reasons for bringing the business before the annual meeting, and any material interest of the stockholder in the proposed business. In the case of nominations to the Board, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to an annual meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

         The date on which the 2000 Annual Meeting of Stockholders is expected to be held is October 18, 2000. Accordingly, advance written notice of business or nominations to the Board of Directors to be brought before the 2000 Annual Meeting of Stockholders must be given to the Company no later than July 21, 2000.

                              STOCKHOLDER PROPOSALS

         In order to be eligible for inclusion in the Company's proxy material for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's office, 515 Market Street, Cheraw, South Carolina 29520, no later than May 19, 2000. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              /s/ Johnnie L. Craft

                                              Johnnie L. Craft
                                              Secretary
Cheraw, South Carolina
September 17, 1999

                                      PROXY

                           GREAT PEE DEE BANCORP, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                                October 19, 1999

         The undersigned hereby appoints the proxy committee of the Board of Directors of Great Pee Dee Bancorp, Inc. (the "Company"), with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of the Company that the undersigned is entitled to vote at the 1999 Annual Meeting of Stockholders ("Meeting") to be held at the Matheson Memorial Library, 227 Huger Street, Cheraw, South Carolina, at 2:00 p.m., (South Carolina time) on Tuesday, October 19, 1999. The proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:


1.  The election as directors of the nominees                   VOTE
    listed below (except as marked to the        FOR          WITHHELD
    contrary below) for a three-year term:       ---          --------
                                                 [_]             [_]
     James C. Crawford, III
     Herbert W. Watts
     Cornelius B. Young

     INSTRUCTION: To withhold your vote for
     any individual nominee, mark "Withheld"
     and write that nominee's name on the space provided.


----------------------------------------



                                                        FOR    AGAINST   ABSTAIN
2.   The  ratification  of the  appointment  of Dixon,  ---    -------   -------
     Odom PLLC as auditors for the                      [_]      [_]       [_]
     fiscal year ending June 30, 2000





The Board of Directors recommends a vote "FOR" each of the listed proposals.

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THE MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------


                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


     Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later dated proxy statement prior to a vote being taken on a particular proposal at the Meeting.

     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Meeting, a proxy statement dated September 17, 1999, and audited financial statements.


Dated: _________________, 1999     |_|   Check Box if You Plan to Attend Meeting



-------------------------------           -----------------------------------
PRINT NAME OF STOCKHOLDER                 PRINT NAME OF STOCKHOLDER


-------------------------------           -----------------------------------
SIGNATURE OF STOCKHOLDER                  SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.



--------------------------------------------------------------------------------

                PLEASE COMPLETE AND DATE THIS PROXY AND RETURN IT
               PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

--------------------------------------------------------------------------------